UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): January 6, 2025

Oaktree Acquisition Corp. III Life Sciences

(Exact name of registrant as specified in its charter)

Cayman Islands	001-42383	98-1799512
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

333 South Grand Avenue, 28th Floor Los Angeles, California		90071
(Address of principal executive offices)		(Zip Code)

+1 (213) 830-6300

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share, $0.0001 par value, and one-fifth of one redeemable warrant	OACCU	The Nasdaq Stock Market LLC
Class A ordinary shares included as part of the units	OACC	The Nasdaq Stock Market LLC
Redeemable warrants included as part of the units, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50	OACCW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 6, 2025, John Frank resigned from the board of directors (the “Board”) of Oaktree Acquisition Corp. III Life Sciences (the “Company”). In connection with Mr. Frank’s resignation, the Board appointed (i) Aman Kumar, currently a director of the Company, as the new chairman of the Board, and (ii) Zaid Pardesi, the Company’s Chief Executive Officer, as a director of the Company. Mr. Pardesi will serve on the Board as a Class III director whose term will expire at the Company’s third annual meeting of shareholders. Mr. Frank’s resignation was not the result of any disagreement with the Company on any matter relating to the Company’s operations, policies or practices.

There are no arrangements or understandings between Mr. Pardesi and any other persons pursuant to which Mr. Pardesi was appointed as director of the Company. There are also no family relationships between Mr. Pardesi and any director or executive officer of the Company. As previously disclosed in the Company’s final prospectus (the “Final Prospectus”), filed with the U.S. Securities and Exchange Commission on October 24, 2024 in connection with the consummation of the Company’s initial public offering (the “Initial Public Offering”), Zaid Pardesi and Aman Kumar may be considered to have a material interest in Oaktree Acquisition Holdings III LS, LLC (the “Sponsor”), which entered into a series of transactions with the Company in connection with the Initial Public Offering. Mr. Pardesi has no direct or indirect interest in any transaction or proposed transaction that was not previously disclosed pursuant to Item 404(a) of Regulation S-K under the section “Certain Relationships and Related Party Transactions” in the Final Prospectus.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 7, 2025	OAKTREE ACQUISITION CORP. III LIFE SCIENCES

	By:	/s/ Zaid Pardesi
	Name:	Zaid Pardesi
	Title:	Chief Executive Officer

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